PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  SEPTEMBER 30, 2016

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q3 2016

November 4, 2016

Dear Shareholder:

By now, most of you have probably heard that Wells Fargo is facing scrutiny over its cross-selling program that resulted in employees’ opening accounts and credit cards for customers without authorization. Three of our funds (Parnassus Fund, Parnassus Core Equity Fund and Parnassus Endeavor Fund) are significant shareholders in the bank, and as a responsible investment firm, we are deeply concerned about this situation. We have initiated conversations directly with executive leadership at Wells Fargo and are currently evaluating and monitoring the various remedies the firm has applied. As additional information becomes available, we will talk directly with the leaders of the bank.

Here is what we know so far. Since 2011, about two million accounts and credit cards were opened that were not authorized. This represents 2% of all new accounts. Of these accounts, 115,000 incurred fees of $2.6 million or an average of $23 per account. The bank terminated 5,300 employees for improper selling practices over the five years from 2011 to 2016 or about 1,100 per year. There are about 94,000 employees in the bank’s retail branch network, so that amounts to about 1.2% per year who were terminated.

What happened was wrong, but in the total scheme of things, it’s not as terrible as the Senators and House members on television would have us think. It seems to me that the politicians were doing a lot of posturing for their own purposes.

The bank has taken strong action, which is unusual in these kinds of cases. John Stumpf has retired as Chairman and CEO and has foregone $41 million in compensation and will receive no severance pay. Carrie Tolstedt, former head of retail banking, has foregone $19 million in compensation. Tim Sloan, currently President and COO, will become CEO. The board has also decided to separate the role of Chairman and CEO with Stephen Sanger, currently the lead independent director, becoming Chairman. Independent director Elizabeth Duke will serve as Vice Chairman. Sanger previously served as CEO of General Mills. Duke served on the Board of Governors of the Federal Reserve System from 2008 until 2013.

I like the fact that the Chairman and CEO are now two different people. It provides for good checks and balances. Also inspiring confidence is the selection of a former Fed Governor, Elizabeth Duke, as Vice Chairman.

The bank has also eliminated the product sales goals that led to the opening of the unauthorized accounts. Clearly, employees were under too much pressure to open new accounts, and there were unrealistic sales goals. Wells Fargo is implementing a new employee evaluation and compensation system that will take into consideration factors such as customer satisfaction, the number of customers served and the depth of those relationships. Some of the bank’s success has been due to cross-selling, and there is nothing wrong with cross-selling if done correctly. A new system that evolves from a “hard-sell” to a “soft-sell” suggestion without quotas would be a good business practice. Customers who open a new account will now receive an e-mail confirming the action, so that unauthorized accounts can be detected right away.

Wells Fargo was fined $185 million, which seems like a lot given the transgression, but it amounts to less than 1% of annual income. The fine was needed to get management’s attention, so it would be unlikely to happen again.

The stock fell 6.4% during the quarter from $47.33 to $44.28, which is substantial, but not enough to make a significant impact on any of our funds. The biggest impact was on the Parnassus Core Equity Fund, which moved the value of each fund share down by 29 basis points. (One basis point is equal to one one-hundredth of a percent.) To put this move in context, there were nine stocks in the Parnassus Core Equity Fund that added at least 31 basis points to the NAV (net asset value per share), and the Fund was up 4.54% for the quarter (454 basis points).

Wells Fargo’s stock subtracted 22 basis points from the Parnassus Endeavor Fund, and there were 15 stocks that added more than 22 basis points to the Fund’s return, so there was no significant impact on the Parnassus Endeavor Fund, which was up 10.94% for the quarter (1,094 basis points). Similarly with the Parnassus Fund, Wells Fargo only cut 16 basis points from the Fund’s return, while there were 19 stocks that added 16 basis points or more to the Fund’s return.

Quarterly Report • Q3 2016	PARNASSUS FUNDS

While we are not happy with the opening of unauthorized accounts, the damage to customers is not significant, amounting to only $23 per impacted account, which has been totally reimbursed. No money was stolen from customers or shareholders, and no one suffered any significant losses except Mr. Stumpf and Ms. Tolstedt, and possibly other top managers.

We have to balance this unfortunate episode with the positive social and environmental profile of the bank. Wells Fargo is making progress on its goal of purchasing renewable energy to power 100% of its operations by 2017. The bank is the third largest corporate philanthropist in the country, donating $281 million to 16,300 non-profit organizations. Its diversity metrics are second-to-none in the banking world: 50% of its officers and managers are women and 30% are minorities.

Given this situation, we have decided to keep Wells Fargo in our portfolios at present. However, we will continue talking to management and monitoring the situation to see if anything new develops. If it does, we pledge to investigate and analyze whatever it is.

Performance

Turning from the Wells Fargo controversy to a more pleasant subject, we’re proud to announce that all five of our six funds beat their respective benchmarks year-to-date through September 30. Three of our funds even have double-digit returns for the year-to-date. The Parnassus Asia Fund-Investor Shares leads the way, up 17.10%, with the Parnassus Mid Cap Fund-Investor Shares up 13.58% and the Parnassus Endeavor Fund-Investor Shares close behind with a gain of 13.11%. You can read all the details in the reports that follow.

New Employee

Bonnie Wang joined Parnassus as a Senior Fund Accountant. She comes to us from Pacific Private Equity Group, where she was the accounting manager. She has over 20 years of experience in accounting and fund operations from prior positions at H&Q Asia Pacific and Franklin Templeton. In her free time, she enjoys hiking and traveling.

Finally, I would like to thank all of you for investing with the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of September 30, 2016, the net asset value (“NAV”) of the Parnassus Fund-Investor Shares was $43.37, resulting in a gain of 8.97% for the third quarter. This compares to a gain of 3.83% for the S&P 500 Index (“S&P 500”) and a gain of 4.54% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”); so we beat both benchmarks for the quarter. For the year-to-date, the Fund is up 7.19%, compared to a gain of 7.80% for the S&P 500 and 6.13% for the Lipper average. While we’re pleased with our performance for the quarter, we still have work to do to pull ahead of the S&P 500 for the year.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. The Fund is behind the S&P 500 but ahead of the Lipper average for the one- and three-year periods. Longer term, the Fund is beating both benchmarks for the five- and ten-year periods. We’re especially proud of the ten-year period, where we have earned 9.66% per year, compared to 7.22% for the S&P 500 and 6.24% for the Lipper average. This is 2.44% per year more than the S&P 500 and 3.42% per year more than the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2016

Parnassus Fund Investor Shares	11.10	10.32	19.59	9.66	0.84	0.84

Parnassus Fund Institutional Shares	11.22	10.38	19.64	9.68	0.70	0.70

S&P 500 Index	15.38	11.13	16.33	7.22	NA	NA

Lipper Multi-Cap Core Average	10.96	8.01	14.52	6.24	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 3.31%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund-Investor Shares and to 0.94% of net assets for the Parnassus Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Eight companies each contributed 50 basis points (a basis point is 1/100th of one percent) or more to the Parnassus Fund’s return this quarter, while only one subtracted 20 basis points or more from the return. The Fund’s weakest performer was Whole Foods, a leading retailer of organic and natural foods, as its stock dropped 11.5% from $32.02 to $28.35, cutting 25 basis points from the Fund’s return. The stock fell after revenue growth missed expectations. The company is offering products at more affordable prices, but continues to lose market share, due to increased competition from stores such as Costco, Kroger and Trader Joe’s. Despite the competitive environment, we’re holding our position, because the stock is on the bargain table, and we think the company’s growth initiatives will soon gain traction.

Micron Technology was the Fund’s best performer for the second consecutive quarter, adding 119 basis points to the Fund’s return, as its stock soared 29.2% from $13.76 to $17.78. Micron makes semiconductor memory chips, and its stock climbed higher, as prices for dynamic random access memory (also known as DRAM) continued to rise, spurred by a recovery in demand for personal computers and strong smartphone growth. Since production capacity is growing at a slower rate than demand, we think DRAM prices have further to run, so we’re holding onto the stock.

Charles Schwab, the San Francisco-based bank and brokerage firm, jumped 24.7% from $25.31 to $31.57, adding 78 basis points to the Fund’s return. During the quarter, investors started

Quarterly Report • Q3 2016	PARNASSUS FUNDS

anticipating an increase in interest rates. This matters for Schwab, because higher rates improve the company’s ability to profit from its bank assets and money market funds.

Ciena, a leading manufacturer of optical equipment used in telecommunications networks, saw its stock climb 16.3% from $18.75 to $21.80, contributing 75 basis points to the Fund’s return. The company delivered strong revenue growth and gained market share, driven by higher spending from telecom companies. Ciena’s gross margin also exceeded expectations, reaching its highest level since 2010. We believe Ciena is well-positioned for future gains, because of its expanding presence in data centers and international markets, as well as increased spending by telecom carriers.

Applied Materials, the semiconductor-equipment manufacturer, boosted the Fund’s return by 70 basis points, as its stock surged 25.8% from $23.97 to $30.15. Following an impressive earnings report in August, where both new orders and total backlog hit all-time highs, the company presented a compelling case for long-term growth at its annual analyst meeting in September. The management team outlined additional market expansion and share gain opportunities, particularly around new transistor architectures and advanced display technologies, that are expected to grow revenue and expand margins.

Qualcomm, a provider of software and semiconductor chips used in mobile phones, boosted the Fund’s return by 67 basis points, as its stock rose 27.9% from $53.57 to $68.50. Investors cheered the company’s progress in China, as it signed licensing agreements with several smartphone manufacturers, and its new Snapdragon chips gained market share in the country. In late September, the stock jumped on reports the company was in talks to acquire NXP Semiconductors, a leading provider of semiconductors to the automotive industry. If the deal occurs, it would be significantly accretive to earnings, as Qualcomm would add a new, fast-growing revenue stream while putting its $31 billion cash balance to work.

eBay, best known for its global online marketplace, soared 40.5% from $23.41 to $32.90, contributing 66 basis points to the Fund’s return. The stock rose after the company reported better than expected earnings, driven by strength in its StubHub and Classifieds businesses and a modest reacceleration in its core Marketplace segment. We’re optimistic the company’s efforts to improve the Marketplace shopping experience will push its earnings and stock even higher.

Motorola Solutions, a provider of communications services and networks for public safety workers, added 58 basis points to the Fund’s return as its stock rose 15.6% from $65.97 to $76.28. The stock climbed after the company reported quarterly earnings that exceeded expectations and guided to an acceleration in revenue growth in the second half of 2016. Demand for Motorola’s network support services in North America is increasing, while the recent acquisition of Airwave, Great Britain’s public safety communications network, is providing a significant boost internationally.

Parnassus Fund as of September 30, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Mortgage-insurer Essent Group gained 22.0% from $21.81 to $26.61, contributing 53 basis points to the Fund’s return. The stock rallied, as the company reported a 20% increase in new insurance written and a 40% surge in earnings per share. This growth was generated by low interest rates, which caused a pick-up in mortgage originations, and a healthy housing market, which helped loan losses decline.

PARNASSUS FUNDS	Quarterly Report • Q3 2016

Outlook and Strategy

The S&P 500 moved higher in the third quarter, as the U.S. economy continued to hum along. After bouts of sharp volatility in the first half of the year, due to concerns around China’s economic slowdown, falling commodity prices, the rising U.S. dollar and Britain’s vote to leave the European Union, the third quarter was a welcome calm for investors.

However, this is no time to be complacent. In the fourth quarter, investors will deal with the uncertainty of the U.S. election, the likelihood of another interest rate hike from the Federal Reserve, and a constitutional referendum in Italy. We’re stock pickers, so we’re not going to try to predict how these events will play out. We spend our time researching socially responsible businesses with good prospects, low debt levels and attractive valuations that are well-positioned to outperform in any environment.

During the third quarter, we added two new stocks and sold two others to make room for our new positions. The first addition was KLA-Tencor, the semiconductor-equipment manufacturer. KLA’s technological expertise in process control equipment generates industry-leading margins, and the company’s moat is widening as chips get smaller and defects become harder to find. The stock has underperformed its peers, as semiconductor equipment spending has been concentrated on memory chips, instead of logic chips, which is KLA’s core market. In addition, uncertainty around KLA’s pending acquisition by Lam Research held the stock back. After the quarter ended, KLA and Lam called off the deal, which will shift investor focus to the improving demand for KLA’s equipment, and should move the stock higher.

We also added Alliance Data Systems, known as ADS, an issuer of private label credit cards. ADS differentiates itself with leading digital marketing capabilities, which draw on a proprietary database of cardholder transactions to create personalized promotions for its retail partners. ADS generates the highest return on capital and the fastest growth rate in the credit card industry, but the stock has underperformed over the past year due to rising credit losses. ADS has maintained its underwriting standards, and the U.S. consumer is in good shape financially, so we expect credit losses to stabilize and the stock to rebound.

We sold Perrigo, a producer of store-brand, generic drugs, due to our concerns that the generic pricing environment would get worse, and that it would take longer than expected to improve the company’s European platform. Additionally, we sold credit card issuer American Express, because we believe its moat is narrowing. Intense competition for the company’s affluent cardholders is pushing up rewards costs and marketing expenses, thereby lowering the company’s return on capital.

We’re pleased with the Parnassus Fund’s performance this quarter. We hope this report provides you with some comfort that we’re working hard, staying true to our investment principles and always on the look-out for bargains.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Robert J. Klaber Portfolio Manager	Ian Sexsmith Portfolio Manager

Quarterly Report • Q3 2016	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2016, the NAV of the Parnassus Core Equity Fund–Investor Shares was $39.61. After taking dividends into account, the total return for the third quarter was a gain of 4.54%. This compares to gains of 3.83% for the S&P 500 Index (“S&P 500”) and 2.50% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the first nine months of 2016, the Fund posted a return of 8.03%, which is better than the S&P 500’s 7.80% gain, but falls short of the Lipper average return of 9.08%.

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2016. You’ll note that on a trailing 10-year basis, our fund is well ahead of both the S&P 500 and the Lipper average.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2016

Parnassus Core Equity Fund Investor Shares	13.20	10.55	16.13	9.66	0.88	0.87

Parnassus Core Equity Fund Institutional Shares	13.41	10.76	16.33	9.88	0.67	0.67

S&P 500 Index	15.38	11.13	16.33	7.22	NA	NA

Lipper Equity Income Fund Average	14.09	7.80	12.99	6.12	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.80%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund- Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets for the Parnassus Core Equity Fund-Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Fund performed well during the quarter, as its 4.54% gain outpaced the S&P 500 by 71 basis points (a basis point is 1/100th of 1%). The Fund’s sector allocations had a positive impact on performance, relative to the index. The largest positive allocation effect came from having no exposure to the worst-performing sector in the benchmark: telecom services. The only allocation decision that had a meaningfully negative impact was our overweight position in consumer staples, which were down 3% on average for the quarter. During the first half of the year, we reduced our exposure to consumer staples from 19% of the portfolio to 13%, mostly due to valuation concerns. So far, this has proven to be a good decision.

While stock selection was a source of strength for us during the quarter, we still had three positions that reduced the NAV by 20 basis points or more. Wells Fargo was our biggest loser, as the stock dropped 6.4% from $47.33 to $44.28, reducing our fund’s return by 29 basis points. Please refer to the cover letter of this report for more details about Wells Fargo, including our position on the unauthorized account-openings scandal.

VF Corp., a diversified apparel and footwear company, reduced the Fund’s return by 21 basis points, as the stock dropped 8.9% from $61.49 to $56.05. Since reporting second quarter earnings in late July, VF Corp. has been weak, due to fears of a prolonged sales slowdown. The silver lining is that VF Corp.’s challenges don’t appear to be company specific, but rather driven by a tepid U.S. retail environment. We still think the company is positioned well for the long-term, so we increased our holdings during the quarter.

PARNASSUS FUNDS	Quarterly Report • Q3 2016

Drugstore chain CVS Health reduced the Fund’s return by 20 basis points as the stock dropped 7.1% from $95.74 to $88.99. Despite reporting better than expected earnings and raising 2016 guidance, the company’s stock declined due to concerns about high drug prices. As outsized drug-price increases have come under political scrutiny, the company’s pharmacy benefit manager (PBM), Caremark, has been dragged into the discussion. We believe this concern is overblown, especially considering the fact that PBMs like Caremark help reduce costs for the healthcare system through their scale and clinical capabilities. We took advantage of the recent sell-off to buy more CVS Health shares.

Our three biggest winners each added at least 58 basis points to the Fund’s return. Applied Materials, maker of equipment used in semiconductor-manufacturing, contributed 74 basis points to the Fund’s third quarter return, as its stock surged 25.8% from $23.97 to $30.15. The company reported record product orders and backlog in its August quarterly call. Then, in September, management outlined its long-term strategy to expand its addressable markets and gain share from competitors. The key elements of this strategy are new transistor architecture and advanced display technologies.

Charles Schwab, the San Francisco-based bank and brokerage firm, jumped 24.7% from $25.31 to $31.57, adding 72 basis points to the Fund’s return. Expectations for higher interest rates increased in the quarter. This boosted the stock, because higher interest rates improve Schwab’s ability to profit from its bank assets and money market funds.

Apple had a great quarter, as its stock rose 18.3% to $113.05 from $95.60 and boosted the Fund’s return by 58 basis points. The stock moved higher as signs indicated that the recent iPhone 7 launch would beat investor expectations. We continue to admire Apple’s competitive position, ability to innovate and vibrant ecosystem, so we’ve held onto the stock even as it’s moved higher.

Outlook and Strategy

The most anticipated event of the fourth quarter is the November 8th election. We’re watching the run-up to this day intently, with an eye on what the outcome could mean for stocks. Trade and tax policies are particularly relevant to the business community, and Ms. Clinton and Mr. Trump are offering significantly different plans in these areas. Given her party affiliation, a win by Ms. Clinton would probably mean continuity, for the most part, with regard to trade deals and taxes. If Mr. Trump wins, we’d likely see major changes over time to policies that impact businesses. That being said, it’s difficult to predict how these potential changes might affect stocks in the near-term.

Parnassus Core Equity Fund as of September 30, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Whatever happens on November 8th, we think the Fund is positioned well for the long-term. We ended the quarter with 36 portfolio companies that we think have great long-term prospects and attractive valuations. One newcomer to the Fund is KLA-Tencor, a company that sells equipment to semiconductor manufacturers. More than 70% of KLA’s product-orders come from logic and microprocessor customers, and the rest come from memory manufacturers, including both 3D NAND and DRAM producers. About 25% of KLA’s revenue comes from high-margin services that support cash flow generation during troughs in product cycles. Shortly after the third quarter ended, KLA announced that a previously agreed upon merger with Lam Research was cancelled. We’re excited to see how the company performs now that its future as an independent company is certain.

We sold out of two stocks during the quarter. The first was Perrigo, a drug-manufacturer specializing in over-the-counter and prescription generics. We are concerned that Perrigo’s industry could face a weak pricing environment for the foreseeable future, caused in part by an increase in competition. We also think Perrigo’s competitive advantages have eroded somewhat, especially as they pertain to new product launches. Finally, given our reduced earnings expectations, we are increasingly concerned that the company’s high debt could cause a permanent loss of capital for equity holders.

Quarterly Report • Q3 2016	PARNASSUS FUNDS

The second stock we sold was Deere, the well-known manufacturer of farm equipment. We sold the stock after a dramatic 13% price move in late August, which came on the heels of an upbeat earnings announcement. We had been waiting for a good price to exit the stock, because we had already downgraded our assessment of Deere’s business prospects.

At quarter-end, the Fund had very little exposure compared to the S&P 500 to two cyclical sectors: consumer discretionary and energy. On a combined basis, the portfolio had 9% invested in these sectors, compared to 20% for the benchmark. Since both sectors tend to perform poorly in bear markets, these underweights contribute to an overall defensive posture for the Fund. Somewhat mitigating this defensiveness is the portfolio’s 15% exposure to the cyclical industrials sector, which only represents 10% of the index. Overall, we would expect the Fund to hold up relatively well if there is weakness in the fourth quarter. Given the uncertainty inherent in an election year, we certainly won’t be surprised if the market experiences some jitters over the next three months.

That said, our focus, as always, is on the long-term. We think our portfolio is full of great businesses trading at reasonable valuations. This profile should yield attractive risk-adjusted returns for you over the long-term.

We thank you for your confidence in us and for your investment in the Parnassus Core Equity Fund.

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of September 30, 2016, the NAV of the Parnassus Endeavor Fund – Investor Shares was $31.75, so the total return for the quarter was 10.94%. This compares to 3.83% for the S&P 500 Index (“S&P 500”) and 4.54% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a great quarter for the Parnassus Endeavor Fund – Investor Shares, as we nearly tripled the return of the S&P 500. This strong performance in the third quarter pushed our year-to-date return up to 13.11%, compared to 7.80% for the S&P 500 and 6.13% for the Lipper average.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three-, five- and ten-year periods. You can see from the table that the Parnassus Endeavor Fund outperformed both benchmarks for all time periods. Most striking is the fact that the Parnassus Endeavor Fund-Investor Shares has beaten the S&P 500 by more than four-and-a-half percentage points per year over the past ten years, averaging 11.96% per year, compared to 7.22% per

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2016

Parnassus Endeavor Fund Investor Shares	20.40	14.70	20.24	11.96	0.98	0.95

Parnassus Endeavor Fund Institutional Shares	20.66	14.82	20.32	11.99	0.75	0.75

S&P 500 Index	15.38	11.13	16.33	7.22	NA	NA

Lipper Multi-Cap Core Average	10.96	8.01	14.52	6.24	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 9.06%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

year for the S&P 500. This performance has made the Parnassus Endeavor Fund the best-performing of all 346 multi-cap core funds followed by Lipper over the past ten years.*

To put this in dollar terms, consider that you started with $10,000 on September 30 of 2006. Had you been able to invest in the S&P 500, you would have had $20,106 on September 30, 2016. If you had invested in the average multi-cap core funds followed by Lipper, you would have had $18,401, but if you had put your money in the Parnassus Endeavor Fund, you would have $30,947 on September 30, 2016. In other words, you would have earned $10,106 in the S&P 500, $8,401 with the average fund tracked by Lipper, but $20,947 with the Parnassus Endeavor Fund. You would have earned more than twice as much with the Parnassus Endeavor Fund than with the S&P 500.

* For the one-, three- and five-year periods, the Fund was #8 of 720 funds, #3 of 633 funds and #6 of 556 funds, respectively.

Company Analysis

Five companies contributed the most to our excellent quarter, each of them adding 100 basis points or more to the Fund’s return. (Each basis point is equal to 0.01% or one-hundredth of a percent, so a gain of 100 basis points is equal to one percent.) By comparison, no single stock accounted for a loss of 100 basis points.

The one that hurt the most was Whole Foods, which subtracted 45 basis points from the Fund’s return, as its stock dropped 11.5%, going from $32.02 to $28.35 per share. The stock has been weak for some time now, because of increased competition from other retailers of organic and natural foods such as Kroger and Trader Joe’s.

Quarterly Report • Q3 2016	PARNASSUS FUNDS

We’re holding onto the shares, because they’re trading at bargain-basement prices, and we think the company will succeed in its efforts to start revenue growing again.

Micron Technology was the best performer for the second quarter in a row, adding 182 basis points to the Fund’s return, as its stock soared 29.2% from $13.76 to $17.78. Micron makes memory chips used in computers and smartphones, and demand for these chips is now increasing faster than supply, so prices are moving higher.

Applied Materials makes equipment used to manufacture semiconductors, and its management gave a very positive earnings report in August with new orders and backlog reaching all-time highs. At its analyst meeting in September, management outlined plans to expand its market in new directions, forecasting strong growth in the next few years. The stock surged 25.8% from $23.97 to $30.15, adding 158 basis points to the Fund’s return.

Autodesk, the leading software provider for architects, engineers and designers, saw its stock jump 33.6% from $54.14 to $72.33, increasing the Fund’s return by 131 basis points. The company saw increased demand for its products, and it also announced a program to buy back 30 million of its shares in the open market. Autodesk has been moving from a policy of selling its software for a one-time, up-front payment, to a subscription model, where users pay a fee for use of its programs over time. The subscription model provides strong recurring revenue over time, and this has helped earnings along with management’s focus on cost efficiencies.

Qualcomm, a provider of software and semiconductors used in mobile phones, boosted the Fund’s return by 94 basis points, as its stock rose 27.9% from $53.57 to $68.50. Investors cheered the company’s progress in China, as it signed licensing agreements with several smartphone manufacturers, and its new Snapdragon chip gained market share in the country. In late September, the stock moved even higher on reports that the company was in talks to acquire NXP Semiconductors, a leading provider of chips to the automotive industry. If a deal happens, it would be a major boost to earnings, since Qualcomm would acquire a new, fast-growing revenue stream.

Charles Schwab rose 24.7% from $25.31 to $31.57, adding 102 basis points to the Fund’s return. The stock moved higher, when the company indicated that it was on track to grow revenue, even without the benefit of an expected rate hike in June or September. As of October, the Federal Reserve has not raised interest rates, but if the economy keeps improving, there should be a rate hike in December. This would give a strong boost to Schwab’s stock, since interest earnings are an important part of the company’s revenue.

Parnassus Endeavor Fund as of September 30, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

As this report is being written in early October, the market looks fully-valued and possibly even over-valued. How I know this is that I’m having a hard time finding good companies at reasonable prices. Right now, the cash position in the Parnassus Endeavor Fund is over 15%, which is quite a bit higher than I would like. My goal is to have cash account for no more than 5% of assets, but I have not been able to meet that target. Although I would like to put some of the cash to work, I won’t invest just for the sake of reducing our cash position. There has to be a good idea to inspire an investment, and that means a good company trading at a very attractive price. This strategy has served us well over the years, as evidenced by our strong returns, so I’m not tempted to change our policy and lower the Fund’s standards just to reduce our cash balance.

PARNASSUS FUNDS	Quarterly Report • Q3 2016

Besides the lack of opportunities, there is another reason for the cash build-up: strong cash flows into the Fund, as more people invest or existing shareholders add to their accounts. Our performance has been strong, so that attracts more money into the Fund.

In this regard, we are very unusual, since most actively-managed funds have had net outflows this year. (On the other hand, most index funds have had positive inflows.) By no means do I want to discourage you from investing more in the Parnassus Endeavor Fund, just to keep the cash from building up. Keep those investments coming in! At some point, I’ll figure out what to do with the money.

Right now, one of the major concerns of the investment community is the direction of interest rates. For eight years now, we’ve had unnaturally low interest rates, orchestrated by the Federal Reserve to pull us out of the Great Recession of 2008. Although this helped end the recession, it has also distorted our financial structure. Savers are unable to get reasonable returns from their bank accounts. Insurance companies are having a hard time earning enough interest to back their annuities and their insurance policies. There will probably be a lot of unintended consequences from this low interest rate policy that we can’t identify right now.

Usually, inflation picks up when interest rates stay this low for this long. The surprising thing is that there hasn’t been much inflation at all. For someone who’s been following financial markets for 40 years, it seems strange to hear people talk about wanting more inflation. In the olden days (i.e. before 2008), inflation was a bad thing, a scourge on the economy and something to be avoided at all costs. Now, the Federal Reserve wants to create inflation so the economy can get moving again.

This brings us to the question of what will happen if the Federal Reserve starts raising rates. What will happen to the stock market? In theory, an increase in interest rates is bad for the stock market. As rates go higher, people take money out of stocks and put it into interest-bearing investments. The higher interest rates go, the more investors sell equities and put their money in bank deposits, bonds and other interest-bearing investments.

While the immediate reaction to an interest-rate increase will probably be a drop in the stock market, longer-term, a gradual and reasonable increase in rates will probably not depress the market for very long. Rising interest rates usually mean the economy is doing better, so corporations are doing better, so stocks find a way to move higher. If interest rates move higher late this year or early next year, the initial reaction may be a stock market swoon. If this happens, and stocks go down to more attractive valuations, it may provide us with an opportunity to put some of that idle cash to work.

Also, some stocks should do much better if interest rates go higher. For example, Schwab’s stock should see an increase, since it earns a lot of its income in the form of interest. The same thing applies to Wells Fargo. Some of our stocks will go down (at least for a while) as interest rates go higher, but others will go up.

On balance then, I think an increase in rates will help shareholders in the Parnassus Endeavor Fund. It will help our financial stocks and might provide us with a buying opportunity in other sectors. Longer-term, a gradual, reasonable increase in rates should not hurt the equities market, and in fact, should help it move higher.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Quarterly Report • Q3 2016	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of September 30, 2016, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $29.03, so the total return for the quarter was a gain of 4.69%. This compares to a gain of 4.52% for the Russell Midcap Index (the “Russell”) and 4.75% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re particularly proud of the Fund’s one-, three- and ten-year returns. In the past year, the Fund returned 19.30%, which is well ahead of the Russell’s gain of 14.25% and the Lipper’s gain of 11.54%. Although the Fund is just a hair behind the Russell for the five-year period, it’s well ahead of both benchmarks for the ten-year period.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2016

Parnassus Mid Cap Fund Investor Shares	19.30	10.51	16.53	9.14	1.07	0.99

Parnassus Mid Cap Fund Institutional Shares	19.45	10.63	16.60	9.18	0.77	0.77

Russell Midcap Index	14.25	9.70	16.67	8.32	NA	NA

Lipper Mid-Cap Core Average	11.54	7.03	14.65	7.04	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 8.47%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Parnassus Mid Cap Fund – Investor Shares beat the Russell by 17 basis points (one basis point is equal to 0.01% or one one-hundredth of a percent) but slightly trailed the Lipper average by 6 basis points during the quarter. From an allocation perspective, the Fund benefitted from having an overweight position in information technology, the best-performing sector in the benchmark. Our underweight positon in the consumer discretionary sector also helped our performance, because this sector significantly trailed the market.

As usual, stock selection was the main driver of the Fund’s performance. Our information technology stocks helped the Fund’s performance relative to the Russell by 117 basis points. Conversely, poor stock picks in health care hurt our performance relative to the Russell by 103 basis points.

The Fund’s weakest performer during the quarter was Whole Foods, a leading retailer of organic and natural foods. The stock dropped 11.5% from $32.02 to $28.35 for a loss of 30 basis points to the Fund’s return, after revenue growth missed expectations. The company is offering products at more affordable prices, but it faces stiff competition from stores such as Costco, Kroger and Trader Joe’s. We’re holding onto our shares, because the stock is attractively priced, and we think the company’s growth initiatives will gain traction.

Fiserv, a leading provider of payments and processing services that help financial institutions manage client accounts, sliced 24 basis points from the Fund’s return as its stock fell 8.5% from $108.73 to $99.47. Currency headwinds and a decline in high-margin termination fees caused

PARNASSUS FUNDS	Quarterly Report • Q3 2016

the company to miss revenue targets for the quarter. Despite these issues, there were bright spots in the company’s recent results, as they experienced robust demand for payments services and added a significant number of new debit and bill payments clients. We continue to like Fiserv’s prospects due to its recurring revenue, extensive new product pipeline and margin expansion opportunities.

Iron Mountain, a leader in document storage services, dropped 5.8% from $39.83 to $37.53, reducing the Fund’s return by 16 basis points. Management reported weaker than expected earnings, as the company absorbed costs associated with the acquisition of Recall Holdings, a rival storage company. We continue to believe that the Recall deal will increase growth and strengthen the balance sheet. The company is also on track to achieve significant cost synergies, as it integrates Recall, which should support rising dividends, a reduction in debt and improved earnings.

Our best performer during the quarter was eBay, a leading global online marketplace. The stock surged 40.5% from $23.41 to $32.90, adding 77 basis points to the Fund’s return. We initiated our position in late 2015, when investor sentiment was weak due to sluggish Marketplace sales. The stock rebounded after the company delivered better than expected earnings, driven by strength in StubHub and Classifieds, and a modest reacceleration in its Marketplace segment. The company’s efforts to improve the Marketplace online shopping experience should boost earnings ahead, so we’re holding onto our shares.

Applied Materials, a maker of equipment used in semiconductor-manufacturing, contributed 71 basis points to the Fund’s third quarter return, as its stock surged 25.8% from $23.97 to $30.15. Following an impressive earnings report in August, where both new orders and total backlog reached an all-time high, the company presented a compelling case for long-term growth and additional share gains at its annual analyst meeting in September. We reduced our position in response to the stock’s big move, but we continue to hold shares, since we believe that the company is just beginning to benefit from more favorable industry economics and operational efficiencies.

Autodesk, the leading software provider for architects, engineers and designers, jumped 33.6% from $54.14 to $72.33, adding 62 basis points to the Fund’s return. The company experienced an acceleration in demand for its subscription offerings, resulting in better than expected earnings. Investor sentiment improved further late in the quarter, after the company announced a new, 30-million share repurchase program. We believe that the company’s shift to a subscription model with significant recurring revenue, along with management’s focus on cost efficiencies and additional share repurchases, will push earnings higher.

Parnassus Mid Cap Fund as of September 30, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Russell advanced to an all-time high in the third quarter, and mid-cap stocks are now up an astonishing 285% since this bull market began in March of 2009. Mid-cap stocks marched higher after corporate earnings surpassed expectations, and the Federal Reserve decided not to raise interest rates in the U.S. We remain cautious though, because a possible rate hike in the fourth quarter, the polarizing U.S. presidential election and near-record stock valuations could make the market vulnerable.

The Fund’s greatest sector exposure is in industrials. This sector is typically highly cyclical. However, many of our holdings in this area are less-cyclical business service companies, performing mission-critical tasks such as collecting waste and providing insurance industry analytics. Our more traditional industrial holdings, such as Pentair and Xylem, are poised to benefit from long-term secular trends, competitive advantages and substantial free cash flows.

Quarterly Report • Q3 2016	PARNASSUS FUNDS

We continue to own fewer financial stocks than the Russell, but there are two reasons why our underweight relative to the benchmark decreased. REITs, which were historically categorized as financials, are now a separate industry category. Secondly, our position in Thomson Reuters, following the sale of its intellectual property and science business, is now considered a financial stock. We are still wary of this sector, as we are of the consumer discretionary and energy sectors, because the range of outcomes is wide.

The Fund ended the quarter with an underweight positon in utilities relative to the Russell, following the deal closures of two of our previous utility holdings, Questar and AGL Resources. We are comfortable with this position, because valuations across the utility sector are currently stretched.

We bought two new stocks during the quarter. The first is Fortive Corporation, a recent spin-off from Danaher Corporation. Fortive has a terrific collection of industrial franchises with dominant market positions, including a test and measurement segment, a fuel management platform, an automation and sensors business and a professional tools franchise. As a stand-alone company, Fortive should accelerate earnings growth by strengthening its core business and improving acquired businesses. Furthermore, we have confidence in the company’s management team, which is made up of veterans from Danaher with a strong track record of creating shareholder value.

We also initiated a modest position in KLA-Tencor, the semiconductor-equipment manufacturer. KLA’s technological expertise in process control equipment generates industry-leading margins, and the company’s moat is widening as chips get smaller and defects become harder to find. The company has a robust pipeline of new product launches, including the Generation 5 optical inspection tool, which commands premium pricing. KLA also generates significant free cash flow, which can be used to support additional share repurchases, dividend growth and acquisitions.

Our portfolio is currently made up of 41 well-managed, attractively valued businesses with products and services that have competitive advantages and are increasingly relevant to customers. We believe that these businesses as a whole will outperform the market in varied economic conditions over the long-run.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny Lead Portfolio Manager	Lori A. Keith Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of September 30, 2016, the net asset value (“NAV”) of the Parnassus Asia Fund–Investor Shares was $17.26, so the Fund gained 15.07% in the third quarter. This compares to a gain of 9.37% for MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 7.31% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Our runaway performance this quarter not only beat both benchmarks by a substantial margin, but makes us the best-performing fund out of 57 Asia Pacific funds followed by Lipper.* For the year-to-date period, the Fund is up 17.10%, compared to a gain of 8.45% for the MSCI Index and 9.98% for the Lipper average.

Below is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. The Fund is ahead of both benchmarks over every period and substantially so over the past

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on April 30, 2013	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2016

Parnassus Asia Fund Investor Shares	25.35	4.81	4.52	2.50	1.25

Parnassus Asia Fund Institutional Shares	25.67	4.96	NA	1.10	0.94

MSCI AC Asia Pacific Index	16.02	3.04	2.38	NA	NA

Lipper Asia Pacific Region Average	16.65	3.99	2.60	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was -2.30%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

one year, where we were up 25.35%, compared to 16.02% for the MSCI Index and 16.65% for the Lipper average. As long-term investors, we pay closest attention to our performance since inception, where we have earned 2.14% per year more than the MSCI Index and 1.92% per year more than the Lipper average.

* For the one- and three-year and since-inception periods, the Fund was #5 of 52 funds, #21 of 44 funds and #6 of 44 funds, respectively.

Company Analysis

One reason we did so well this quarter was that there was no stock that had a really significantly negative impact. Five companies each contributed 100 basis points or more to the Parnassus Asia Fund’s return this quarter, but there was not a single stock that reduced the return by that amount.

Alibaba Group was the Fund’s best performer this quarter, adding 143 basis points (a basis point is 1/100th of one percent) to the Fund’s return, as its stock price surged 33.0% from $79.53 to $105.79. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. Its major marketplaces – Taobao, Tmall, and Juhuasuan – together generated gross merchandise volume of over half-a-trillion dollars last year, more than Amazon and eBay combined. This quarter, the company’s revenue saw its highest growth since the IPO, driven by increased spending by brands, a surge in its cloud computing business and mobile monetization rates that surpassed desktop rates for the first time. Alibaba also improved how it reports its business segments, making the company’s hidden value more transparent and boosting its share price.

Quarterly Report • Q3 2016	PARNASSUS FUNDS

Micron Technology was our second-best performer, adding 132 basis points to the Fund’s return, as its stock soared 29.2% from $13.76 to $17.78. Micron makes semiconductor memory chips, and its stock climbed higher as prices for dynamic random access memory (also known as DRAM) continued to rise, spurred by a recovery in demand for personal computers and strong smartphone growth. Since production capacity is growing at a slower rate than demand, we think DRAM prices have further to run, so we’re holding onto the stock.

Topcon Corporation boosted the Fund’s return by 117 basis points, as its stock price jumped 44.5% from $9.89 to $14.29. The Japanese company is a leading manufacturer of high-precision equipment used globally in the infrastructure, agriculture and healthcare industries. The company’s largest segment, Topcon Positioning, sells products and systems that rely on GPS to make farming and construction work more efficient and more precise through the use of automation and data. After several quarters of delay, the company’s latest 3-D optical coherence tomography device was approved for sale by the Food and Drug Administration. Since the fully-automated product is already selling well in other geographies, investors expect the approval to unlock expanded profit opportunities for the company in the U.S.

Applied Materials, the maker of equipment used in semiconductor-manufacturing, contributed 115 basis points to the Fund’s third quarter return, as its stock surged 25.8% from $23.97 to $30.15. Following an impressive earnings report in August, where both new orders and total backlog reached all-time highs, the company presented a compelling case for long-term growth at its annual analyst meeting in September. Management outlined additional market expansion and share gain opportunities, particularly around new transistor architectures and advanced display technologies, that are expected to grow revenue and expand margins.

Qualcomm, a provider of software and semiconductor chips used in mobile phones, boosted the Fund’s return by 100 basis points, as its stock rose 27.9% from $53.57 to $68.50. Investors cheered the company’s progress in China, as it signed licensing agreements with several smartphone manufacturers and its new Snapdragon chips gained market share in the country. In late September, the stock jumped on reports the company was in talks to acquire NXP Semiconductors, a leading provider of semiconductors to the automotive industry. If the deal occurs, it would be significantly accretive to earnings, as Qualcomm would add a new, fast-growing revenue stream, while putting its $31 billion cash balance to work.

Outlook and Strategy

Parnassus Asia Fund as of September 30, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Following a turbulent start to the year, Asian stock markets staged a surprising recovery this quarter. Hong Kong, Taiwan and Indonesia led the pack, with each market gaining 9% or more in just three months. Many of the concerns, which dogged these countries last year – China’s economic slowdown, falling commodity prices and weak export growth – quietly abated, while the absence of more bad news was enough to spark a rally. Fortunately, investors in the Parnassus Asia Fund were very well positioned for the upturn, as we bought shares when the chips were down and held large overweight positions in every one of the three markets mentioned above. As you can see, if we have a good quarter, it’s because of work we did years ago, not because we did a good job in this quarter alone.

Naturally, our goal is to lay the foundation for winners in future quarters, so we added several positions to the portfolio and trimmed others. During the third quarter, we purchased shares in two telecommunications companies, SoftBank of Japan, and M1 Limited of Singapore. Both companies operate in largely stable, three-player markets that should benefit from booming consumption of high-speed data. We also added two U.S.-based equipment makers, KLA-Tencor and Keysight

PARNASSUS FUNDS	Quarterly Report • Q3 2016

Technologies. These firms operate at the cutting edge of the information and communications technology revolution that is critical to modern economies. We sold shares of two Asian banks, Thanachart Capital of Thailand and Bank Rakyat Indonesia because their valuations had risen too far and too fast.

What’s next for Asia? While it is not possible to know exactly which way the market will go, we believe stocks still have room to run. Last year’s gut-wrenching selloff, which wiped away $2.3 trillion dollars, or nearly 30% of Asia’s market value, traumatized many investors, who remain on the sidelines. It takes time to realize that the world has not ended, and that Asia remains a key driver of future global growth. Although stock valuations are no longer as inexpensive as they once were, the disciplined investor can still uncover high-quality bargains.

Thank you for your investment in the Parnassus Asia Fund.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Billy J. Hwan Portfolio Manager

Parnassus Asia Fund as of September 30, 2016 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Quarterly Report • Q3 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of September 30, 2016, the NAV of the Parnassus Fixed Income Funds – Investor Shares was $17.02, producing a gain for the quarter of 0.87% (including dividends). This compares to gains of 0.46% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 0.78% for the Lipper Core Bond Fund Average, which represents the average return of the core bond funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). Through the first three quarters of 2016, the Fund posted a gain of 5.25%, as compared to gains of 5.80% for the Barclays Aggregate Index and 5.85% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 1.51%, and the unsubsidized SEC yield was 1.40%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2016

Parnassus Fixed Income Fund Investor Shares	4.83	3.20	2.12	4.10	0.79	0.68

Parnassus Fixed Income Fund Institutional Shares	5.03	3.27	2.16	4.12	0.50	0.49

Barclays U.S. Aggregate Bond Index	5.19	4.02	3.08	4.78	NA	NA

Lipper Core Bond Funds Average	5.18	3.69	3.22	4.35	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 3.48%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

In contrast to the first six months of the year, the third quarter was a relatively sleepy period for the fixed income market. After the dust settled following the United Kingdom’s decision to exit the European Union, the 10-year Treasury yield hovered around 1.55% for nearly two months. September brought volatility as stronger economic data and announcements from the Federal Reserve, the European Central Bank and the Bank of Japan surprised some investors. Despite this, the 10-year Treasury yield ended the quarter at 1.60%, up just 13 basis points from the end of June.

The Parnassus Fixed Income Fund outperformed in the quarter, gaining 0.87% versus 0.46% for the Barclays Aggregate Index and 0.78% for the Lipper average. The Fund did well as both its overweight position in corporate bonds and underweight position in Treasuries, relative to the Barclays Aggregate Index, drove returns. Furthermore, its defensive posture shielded the Fund from the negative effects of rising interest rates.

Corporate bonds issued by Micron Technology, Progressive and WhiteWave Foods contributed more than 7 basis points each to the Fund’s return. Micron Technology’s bonds were the Fund’s top performer in the quarter, gaining 15.3% and adding 17 basis points to the total return. Micron makes semiconductor memory chips, and is benefitting from improving demand for personal computers and strong smartphone growth. Investors expect these positive trends to drive higher cash generation at the company. The bonds, which are high yield and so are sensitive to earnings fluctuations, spiked higher on the improved outlook.

PARNASSUS FUNDS	Quarterly Report • Q3 2016

Progressive’s bonds gained 4.90% and contributed 9 basis points to the total return. The bonds more than overcame last quarter’s negative returns, as results improved following unusually high storm-related losses in the second quarter. Additionally, this is a fixed rate bond that converts to a floating rate in 2017. As floating rates rose in the third quarter, the anticipated interest income from the bond after 2017 rose as well, increasing its value.

Finally, bonds issued by WhiteWave Foods gained 6.19% and added 7 basis points to the total return. WhiteWave, the owner of healthy food brands like Silk, Horizon Organic and Earthbound Farms, accepted an acquisition offer from Danone.

Danone is a large company with a very high credit rating, whereas WhiteWave Foods’ bonds are high yield. After the acquisition was announced, WhiteWave’s bonds shot higher as the market counted on the future support of Danone’s excellent credit rating.

Bonds issued by Novartis, a pharmaceutical company, were the largest detractors from performance. The bonds declined 0.60% and removed 3 basis points from the total return. The company’s bonds were impacted by negative headlines from other companies in the pharmaceutical industry. Several pricing scandals have dented confidence that companies will be able to maintain the current prices for their drugs. We expect Novartis’ bonds to recover, due to the company’s robust pipeline, history of investing in novel science and exceptional balance sheet.

Outlook and Strategy

The fourth quarter is setting up to be a volatile period for the bond markets, as two major events are punctuated by a potential change in strategy from the world’s largest central banks. First, investors will be focused on the November 8th elections. The results of both the presidential race and the congressional races will have many implications to the bond market.

Both Ms. Clinton and Mr. Trump support increased fiscal spending, especially on infrastructure. This type of spending tends to be inflationary, especially when the unemployment rate is near a cyclical low of 4.9%. Furthermore, if Mr. Trump wins and pushes for tax cuts, as he has proposed, that would increase the deficit even more. These factors would normally cause rates to rise.

There will also be a focus on the actions of the world’s largest central banks, starting with the Federal Reserve. A few weeks after the election, the Federal Reserve’s Open Market Committee will vote on the bank’s

Parnassus Fixed Income Fund as of September 30, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

target rate. During its meeting in September, the Committee strongly implied that it preferred a December rate raise, which would be the first hike in a year. At the same time, there are indications that both the European Central Bank and the Bank of Japan may moderate their very accommodative monetary policies. As we’ve discussed in past reports, aggressive monetary policies from both banks have substantially impacted our interest rate markets. An acknowledgement that the policies are not working as hoped for would probably have a similarly large impact.

To weather the potential impacts of these events, the Fund remains conservatively positioned. Several new corporate bonds were added in the quarter, all with A or better ratings, including bonds issued by Disney, Schwab and Novartis. The Fund also has a shorter duration than the index, which should mitigate the negative impacts of any increase in interest rates.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q3 2016	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

Cummins, the diesel-engine manufacturer based in Columbus, Indiana, has developed a program to motivate students, especially females, to think about engineering as a possible career. Women have long been under-represented in engineering. The program brings together students with Cummins coaches to build a 4-foot by 2-foot model of Cummins’ new high power engine (the OSK95). They have at their disposal 30,000 LEGOs. It’s an interactive game experience, so as they work to put the LEGO pieces together, the students are learning how a diesel engine works. Richard Whitney, global employment brand leader at Cummins, said: “We created the program as a unique way to connect STEM students with our engineer role models.” With annual sales of more than $17 billion, Cummins serves customers in 160 countries. It does nearly half its business outside the U.S.

From diesel engines, we go to hamburgers. As you may have heard, McDonalds’s, the world’s largest fast-food chain (36,000 restaurants), has responded to critics of its food by making significant changes in its menu. McDonalds has eliminated high-fructose corn syrup from its kitchens, stopped injecting chickens with antibiotics and started a 10-year plan to liberate chickens from the tiny, cramped cages, where most of them are now grown. It’s quite a big deal when you consider how many eggs McDonald’s buys from farmers: two billion a year. To herald these changes, McDonald’s ran full-page newspaper ads pointing out that the company was on a journey. “We’re working hard to improve every day,” said one ad. “Why? Because it’s the right thing to do, and we care about your changing needs.” Leading the charge at McDonald’s is an Englishman, Teve Easterbrook, who became CEO in 2015 after nearly 20 years with McDonald’s British unit. Although McDonald’s is not in the Parnassus portfolio, we do welcome the changes.

The makeover landed McDonald’s on Fortune magazine’s newest list: 50 Companies with a mandate to CHANGE THE WORLD. Now in its second year, the list ranges from drug-maker GlaxoSmithKline in first place to car maker Tesla in 50th. Along the way, there are these Parnassus Funds portfolio companies: Alphabet (3rd), Gilead (4th), Intel (12th), CVS Health (28th), Starbucks (45th) and IBM (47th).

JPMorgan Chase set a new standard for transparency when its charismatic leader, Jamie Dimon, used the OP ED page of the New York Times to announce that his bank was raising the wages of 18,000 employees from $12 an hour to $16.50. Why? Because it’s “the right thing to do,” said Dimon. “Wages for many Americans have gone nowhere for too long.” Dimon also reported that JPMorgan Chase was beefing up training programs for lower-level employees such as tellers. He said that training programs have helped 40% of Chase tellers get promoted into higher paying jobs within five years.

Pfizer, one of the giants of the pharmaceutical industry, announced that it was doing everything in its power to halt the use of any of its drugs in lethal injections. According to the New York Times, more than 20 American and European drug companies have already adopted similar prohibitions. Pfizer explained its move as follows: “Pfizer makes products to enhance and save the lives of the patients we serve” and “strongly objects to the use of its products as lethal injections for capital punishment.” The Heritage Foundation, a right wing think tank, was quick to object. A spokesperson there accused Pfizer of “caving in to special interest groups.” He cited studies showing that the death penalty is a deterrent to crime, which means that the bans by drug companies “are not in the public interest.”

Actors in “Hamilton,” this year’s smash hit on Broadway, have succeeded in getting the producers to pay profit-sharing checks to members of the original cast. It was an important victory, because it sets a precedent for plays that hit the jackpot. “Hamilton” played to sold-out audiences, netting profits of $500,000 a week, while most of the cast was drawing $1,900 a week.

Along the same lines, 2,000 full-time workers at Chobani yogurt are slated to receive stock grants, thanks to the company’s founder, Turkish-born Hamdi Ulukaya, who said, “I’ve built something I never thought would be such a success, but I cannot think of Chobani without all those people.” The company’s yogurt plant is in upstate New York, in the town of New Berlin. The plan is to give employees shares when and if the company goes public or is sold or acquired by another firm. The payout, based on current numbers, would average $150,000 per employee.

Milton Moskowitz, a West Coast journalist, co-founded the Fortune magazine list, “The 100 Best Companies to Work for,” and the Working Mother magazine list, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine, nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS FUND

Portfolio of Investments as of September 30, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Micron Technology Inc.	2,300,000	40,894,000	5.2%
International Business Machines Corp.	235,000	37,329,750	4.7%
Ciena Corp.	1,500,000	32,700,000	4.1%
Motorola Solutions Inc.	400,000	30,512,000	3.9%
Charles Schwab Corp.	900,000	28,413,000	3.6%
Gilead Sciences Inc.	350,000	27,692,000	3.5%
Intel Corp.	670,000	25,292,500	3.2%
Pentair plc	382,000	24,539,680	3.1%
Praxair Inc.	200,000	24,166,000	3.1%
Allergan plc	104,500	24,067,395	3.0%
Potash Corporation of Saskatchewan Inc.	1,400,000	22,848,000	2.9%
CVS Health Corp.	256,000	22,781,440	2.9%
QUALCOMM Inc.	325,000	22,262,500	2.8%
Trimble Inc.	750,000	21,420,000	2.7%
Patterson Companies Inc.	440,000	20,213,600	2.6%
Alphabet Inc., Class A	25,000	20,101,500	2.6%
Wells Fargo & Co.	450,000	19,926,000	2.5%
Mondelez International Inc., Class A	445,000	19,535,500	2.5%
Deere & Co.	220,000	18,777,000	2.4%
Thomson Reuters Corp.	450,000	18,621,000	2.4%
Capital One Financial Corp.	250,000	17,957,500	2.3%
FedEx Corp.	100,000	17,468,000	2.2%
Alliance Data Systems Corp.	80,000	17,162,400	2.2%
eBay Inc.	505,000	16,614,500	2.1%
Whole Foods Market Inc.	575,000	16,301,250	2.1%
Progressive Corp.	500,000	15,750,000	2.0%
Redwood Trust Inc.	1,100,000	15,576,000	2.0%
Expeditors International of Washington Inc.	300,000	15,456,000	2.0%
Applied Materials Inc.	500,000	15,075,000	1.9%
Essent Group Ltd.	550,000	14,635,500	1.9%
Axalta Coating Systems Ltd.	500,000	14,135,000	1.8%
KLA-Tencor Corp.	195,000	13,593,450	1.7%
Air Lease Corp.	460,000	13,146,800	1.6%
First Horizon National Corp.	800,000	12,184,000	1.5%
PayPal Holdings Inc.	280,000	11,471,600	1.5%
McKesson Corp.	40,000	6,670,000	0.8%
Belmond Ltd.	500,000	6,355,000	0.8%

Total investment in equities		741,644,865	94.1%
Total short-term securities		58,873,097	7.5%

Other assets and liabilities		(12,558,999)	(1.6%)

Total net assets		787,958,963	100.0%

Net asset value as of September 30, 2016
Investor shares		$43.37
Institutional shares		$43.39

Quarterly Report • Q3 2016	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of September 30, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	8,829,089	698,557,520	4.9%
Wells Fargo & Co.	14,808,497	655,720,247	4.6%
Apple Inc.	5,043,067	570,118,724	4.0%
Danaher Corp.	6,983,878	547,466,196	3.8%
Intel Corp.	14,452,000	545,563,000	3.8%
Charles Schwab Corp.	16,324,331	515,359,130	3.6%
The Walt Disney Co.	5,415,101	502,846,279	3.5%
CVS Health Corp.	5,216,470	464,213,665	3.2%
United Parcel Service Inc., Class B	4,233,270	462,950,407	3.2%
Praxair Inc.	3,831,171	462,920,392	3.2%
National Oilwell Varco Inc.	12,209,000	448,558,660	3.1%
Pentair plc	6,925,316	444,882,300	3.1%
Allergan plc	1,883,000	433,673,730	3.0%
Sysco Corp.	8,469,354	415,083,040	2.9%
Motorola Solutions Inc.	5,380,720	410,441,322	2.9%
Mondelez International Inc., Class A	9,314,214	408,893,995	2.8%
Alphabet Inc., Class C	517,572	402,303,540	2.8%
VF Corp.	7,063,514	395,909,960	2.8%
Xylem Inc.	7,472,409	391,927,852	2.7%
Thomson Reuters Corp.	8,791,120	363,776,546	2.5%
Iron Mountain Inc.	9,208,919	345,610,730	2.4%
PayPal Holdings Inc.	8,341,633	341,756,704	2.4%
Verisk Analytics Inc.	4,163,959	338,446,588	2.4%
Novartis AG (ADR)	4,029,430	318,163,793	2.2%
Procter & Gamble Co.	3,423,000	307,214,250	2.1%
Waste Management Inc.	4,741,000	302,286,160	2.1%
Mastercard Inc.	2,969,000	302,155,130	2.1%
Applied Materials Inc.	9,929,627	299,378,254	2.1%
Micron Technology Inc.	16,450,000	292,481,000	2.0%
MDU Resources Group Inc.	11,324,166	288,086,783	2.0%
Patterson Companies Inc.	5,690,689	261,430,253	1.8%
Alphabet Inc., Class A	314,000	252,474,840	1.8%
Fortive Corp.	4,456,899	226,856,159	1.6%
McCormick & Co.	1,723,500	172,212,120	1.2%
Compass Minerals International Inc.	2,224,303	163,931,131	1.1%
WD-40 Co.	1,220,000	137,164,600	1.0%
KLA-Tencor Corp.	1,171,630	81,674,327	0.6%

Total investment in equities		13,972,489,327	97.3%
Total short-term securities		721,176,979	5.0%

Other assets and liabilities		(325,201,230)	(2.3%)

Total net assets		14,368,465,076	100.0%

Net asset value as of September 30, 2016
Investor shares		$39.61
Institutional shares		$39.68

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of September 30, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Micron Technology Inc.	6,900,000	122,682,000	6.9%
QUALCOMM Inc.	1,350,000	92,475,000	5.1%
Ciena Corp.	4,200,000	91,560,000	5.1%
Applied Materials Inc.	2,950,000	88,942,500	4.9%
Charles Schwab Corp.	2,700,000	85,239,000	4.7%
Autodesk Inc.	1,150,000	83,179,500	4.6%
Gilead Sciences Inc.	1,025,000	81,098,000	4.5%
American Express Co.	1,200,000	76,848,000	4.3%
Perrigo Co. plc	820,299	75,738,207	4.2%
International Business Machines Corp.	475,000	75,453,750	4.2%
Wells Fargo & Co.	1,640,500	72,641,340	4.0%
Deere & Co.	850,000	72,547,500	4.0%
Lam Research Corp.	750,000	71,032,500	3.9%
Whole Foods Market Inc.	2,460,000	69,741,000	3.9%
Intel Corp.	1,800,000	67,950,000	3.8%
Cummins Inc.	400,000	51,260,000	2.8%
Expeditors International of Washington Inc.	900,000	46,368,000	2.6%
Apple Inc.	400,000	45,220,000	2.5%
Capital One Financial Corp.	600,000	43,098,000	2.4%
W.W. Grainger Inc.	140,000	31,477,600	1.7%
Alphabet Inc., Class A	30,000	24,121,800	1.3%
Anthem Inc.	150,000	18,796,500	1.0%
Alliance Data Systems Corp.	60,000	12,871,800	0.7%
Citrix Systems Inc.	50,000	4,261,000	0.2%

Total investment in equities		1,504,602,997	83.3%
Total short-term securities		304,222,462	16.7%

Other assets and liabilities		(666,083)	0.0%

Total net assets		1,808,159,376	100.0%

Net asset value as of September 30, 2016
Investor shares		$31.75
Institutional shares		$31.80

Quarterly Report • Q3 2016	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of September 30, 2016 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Motorola Solutions Inc.	557,500	42,526,100	3.6%
Pentair plc	640,000	41,113,600	3.4%
Fiserv Inc.	392,500	39,041,975	3.3%
MDU Resources Group Inc.	1,505,000	38,287,200	3.2%
National Oilwell Varco Inc.	1,030,000	37,842,200	3.2%
Shaw Communications Inc., Class B	1,800,000	36,828,000	3.1%
First Horizon National Corp.	2,400,000	36,552,000	3.1%
Dentsply Sirona Inc.	610,000	36,252,300	3.0%
Xylem Inc.	665,000	34,879,250	2.9%
Hanesbrands Inc.	1,350,000	34,087,500	2.9%
Charles Schwab Corp.	1,010,000	31,885,700	2.7%
Whole Foods Market Inc.	1,100,000	31,185,000	2.6%
VF Corp.	550,000	30,827,500	2.6%
Fortive Corp.	594,000	30,234,600	2.5%
Iron Mountain Inc.	800,000	30,024,000	2.5%
Axalta Coating Systems Ltd.	1,035,000	29,259,450	2.4%
Compass Minerals International Inc.	395,000	29,111,500	2.4%
Verisk Analytics Inc.	355,000	28,854,400	2.4%
Cardinal Health Inc.	370,500	28,787,850	2.4%
SEI Investments Co.	626,300	28,565,543	2.4%
McCormick & Co.	280,000	27,977,600	2.3%
WhiteWave Foods Co.	505,000	27,487,150	2.3%
eBay Inc.	772,500	25,415,250	2.1%
Teleflex Inc.	150,000	25,207,500	2.1%
Expeditors International of Washington Inc.	480,000	24,729,600	2.1%
Patterson Companies Inc.	535,000	24,577,900	2.1%
Applied Materials Inc.	800,000	24,120,000	2.0%
Northwest Natural Gas Co.	397,500	23,893,725	2.0%
Autodesk Inc.	325,000	23,507,250	2.0%
Equifax Inc.	170,000	22,878,600	1.9%
Insperity Inc.	307,500	22,336,800	1.9%
Micron Technology Inc.	1,160,000	20,624,800	1.7%
Waste Management Inc.	321,500	20,498,840	1.7%
Sysco Corp.	395,000	19,358,950	1.6%
Thomson Reuters Corp.	450,000	18,621,000	1.6%
Calgon Carbon Corp.	1,208,760	18,336,889	1.5%
KLA-Tencor Corp.	227,500	15,859,025	1.3%
Ecolab Inc.	117,500	14,302,100	1.2%
Perrigo Co. plc	154,750	14,288,068	1.2%
First American Financial Corp.	320,000	12,569,600	1.1%
Deere & Co.	140,000	11,949,000	1.0%

Total investment in equities		1,114,685,315	93.3%
Total short-term securities		105,340,548	8.8%

Other assets and liabilities		(24,976,060)	(2.1%)

Total net assets		1,195,049,803	100.0%

Net asset value as of September 30, 2016
Investor shares		$29.03
Institutional shares		$29.07

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2016 (unaudited)

Australia Equities	Shares	Market Value ($)	Percent of Net Assets

Brambles Ltd.	30,000	276,544	2.2%

Total investment in Australia equities		276,544	2.2%

China Equities

Micron Technology Inc.	38,000	675,640	5.6%
Alibaba Group Holding Ltd. (ADR)	6,000	634,740	5.1%
QUALCOMM Inc.	7,000	479,500	3.9%
Air Lease Corp.	8,000	228,640	1.8%
Apple Inc.	1,500	169,575	1.4%
Expeditors International of Washington Inc.	3,000	154,560	1.2%

Total investment in China equities		2,342,655	19.0%

Hong Kong Equities

SITC International Holdings Co.	830,000	496,179	4.0%
China Minsheng Banking Corp.	300,000	348,522	2.8%
Hang Lung Properties Ltd.	130,000	294,891	2.4%
Television Broadcasts Ltd.	70,000	268,030	2.2%
Greatview Aseptic Packaging Co.	500,000	267,721	2.2%
Lenovo Group Ltd.	370,000	246,958	2.0%
HKBN Ltd.	150,000	169,382	1.4%

Total investment in Hong Kong equities		2,091,683	17.0%

Indonesia Equities

PT Bank Rakyat Indonesia (Persero)	250,000	233,796	1.9%
PT Asuransi Multi Artha Guna	3,741,500	114,956	0.9%

Total investment in Indonesia equities		348,752	2.8%

Japan Equities

Rakuten Inc.	45,000	587,399	4.7%
OMRON Corp.	13,000	467,934	3.8%
Topcon Corp.	30,000	428,557	3.5%
Linear Technology Corp.	6,000	355,740	2.9%
KDDI Corp.	11,000	340,802	2.8%
USS Co., Ltd.	20,000	338,490	2.7%
Asics Corp.	13,000	261,928	2.1%
SoftBank Group Corp.	3,000	194,426	1.6%

Total investment in Japan equities		2,975,276	24.1%

Quarterly Report • Q3 2016	PARNASSUS FUNDS

Philippines Equities	Shares	Market Value ($)	Percent of Net Assets

Manila Water Co.	500,000	303,012	2.4%

Total investment in Philippines equities		303,012	2.4%

Singapore Equities

M1 Ltd.	100,000	176,366	1.4%

Total investment in Singapore equities		176,366	1.4%

South Korea Equities

Samsung Electronics Co., Ltd.	425	620,561	5.0%

Total investment in South Korea equities		620,561	5.0%

Taiwan Equities

Hermes Microvision Inc.	13,000	566,448	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,000	305,900	2.5%
Applied Materials Inc.	8,000	241,200	1.9%
Chailease Holding Co., Ltd.	129,000	229,855	1.9%
KLA-Tencor Corp.	2,500	174,275	1.4%
Giant Manufacturing Co., Ltd.	18,000	127,363	1.0%

Total investment in Taiwan equities		1,645,041	13.3%

United States Equities

Gilead Sciences Inc.	6,500	514,280	4.1%
National Oilwell Varco Inc.	10,000	367,400	3.0%
Keysight Technologies Inc.	4,000	126,760	1.0%

Total investment in United States equities		1,008,440	8.1%
Total investment in equities		11,788,330	95.3%
Total short-term securities		553,849	4.4%

Other assets and liabilities		33,938	0.3%

Total net assets		12,376,117	100.0%

Net asset value as of September 30, 2016
Investor shares		$17.26
Institutional shares		$17.33

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2016 (unaudited)

Commercial Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal ($)	Market Value ($)	Percent of Net Assets

JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	7/15/2046	1,480,640	1,538,720	0.6%
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	7/15/2046	1,000,000	1,090,532	0.5%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	4/10/2022	1,000,000	1,046,750	0.5%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	1/15/2046	1,000,000	1,021,099	0.5%
FHLMC Multifamily Structured Pass Through Certificates K-02	2.84%	10/25/2022	807,975	840,249	0.4%

Total investment in commercial mortgage-backed securities				5,537,350	2.5%

Convertible Bonds

Intel Corp.	2.95%	12/15/2035	750,000	1,035,469	0.5%
Micron Technology Inc.	3.00%	11/15/2043	750,000	666,563	0.3%

Total investment in convertible bonds				1,702,032	0.8%

Corporate Bonds

Novartis Capital Corp.	3.00%	11/20/2025	4,000,000	4,231,249	1.9%
Motorola Solutions Inc.	3.75%	5/15/2022	4,000,000	4,102,520	1.8%
Pentair Finance SA	3.15%	9/15/2022	4,050,000	4,047,590	1.8%
Agilent Technologies Inc.	3.20%	10/1/2022	3,700,000	3,834,580	1.7%
Masco Corp.	3.50%	4/1/2021	3,500,000	3,622,500	1.6%
Autodesk Inc.	4.38%	6/15/2025	3,200,000	3,390,106	1.5%
Altera Corp.	4.10%	11/15/2023	3,000,000	3,387,297	1.5%
Whole Foods Market Inc.	5.20%	12/3/2025	3,000,000	3,258,285	1.5%
VF Corp.	3.50%	9/1/2021	3,000,000	3,228,183	1.5%
Juniper Networks Inc.	4.50%	3/15/2024	3,000,000	3,178,869	1.4%
Actavis Funding Scs.	3.45%	3/15/2022	3,000,000	3,149,514	1.4%
Walt Disney Company	2.30%	2/12/2021	3,000,000	3,091,587	1.4%
Costco Wholesale Corp.	2.25%	2/15/2022	3,000,000	3,086,862	1.4%
FedEx Corp.	2.70%	4/15/2023	3,000,000	3,080,262	1.4%
Microsoft Corp.	1.63%	12/6/2018	3,000,000	3,036,702	1.4%
Progressive Corp.	6.70%	6/15/2037	3,000,000	2,887,500	1.3%
Starbucks Corp.	3.85%	10/1/2023	2,500,000	2,789,255	1.3%
Charles Schwab Corp.	3.45%	2/13/2026	2,500,000	2,690,815	1.2%
Apple Inc.	2.85%	2/23/2023	2,500,000	2,631,778	1.2%
Levi Strauss & Co.	5.00%	5/1/2025	2,500,000	2,606,250	1.2%
Micron Technology Inc.	5.50%	2/1/2025	2,500,000	2,450,000	1.1%
WhiteWave Foods Co.	5.38%	10/1/2022	2,000,000	2,272,500	1.0%

Quarterly Report • Q3 2016	PARNASSUS FUNDS

Corporate Bonds	Interest Rate	Maturity Date	Principal ($)	Market Value ($)	Percent of Net Assets

Burlington Northern Santa Fe Corp.	3.85%	9/1/2023	2,000,000	2,208,288	1.0%
Waste Management Inc.	3.50%	5/15/2024	2,000,000	2,156,298	1.0%
Mastercard Inc.	3.38%	4/1/2024	2,000,000	2,156,118	1.0%
Gilead Sciences Inc.	3.70%	4/1/2024	2,000,000	2,153,050	1.0%
Nordstrom Inc.	4.00%	10/15/2021	2,000,000	2,144,924	1.0%
Cardinal Health Inc.	3.50%	11/15/2024	2,000,000	2,133,558	1.0%
Wells Fargo & Co.	4.10%	6/3/2026	2,000,000	2,121,888	1.0%
CVS Health Corp.	3.38%	8/12/2024	2,000,000	2,116,646	1.0%
Regency Centers LP	3.75%	6/15/2024	2,000,000	2,109,390	0.9%
Waste Management Inc.	2.90%	9/15/2022	2,000,000	2,098,984	0.9%
CVS Health Corp.	2.80%	7/20/2020	2,000,000	2,072,108	0.9%
Procter & Gamble Co.	2.30%	2/6/2022	2,000,000	2,063,664	0.9%
Wells Fargo & Co.	2.55%	12/7/2020	2,000,000	2,039,248	0.9%
Starbucks Corp.	2.45%	6/15/2026	2,000,000	2,031,258	0.9%
John Deere Capital Corp.	1.13%	6/12/2017	2,000,000	2,002,506	0.9%
Discover Financial Services	5.20%	4/27/2022	1,800,000	1,981,721	0.9%
National Oilwell Varco Inc.	2.60%	12/1/2022	2,000,000	1,887,582	0.8%
Apple Inc.	4.38%	5/13/2045	1,500,000	1,655,102	0.7%
Actavis Funding Scs.	4.55%	3/15/2035	1,500,000	1,593,297	0.7%
Southwest Air 07-1 Trust	6.15%	8/1/2022	1,328,768	1,498,186	0.7%
Burlington Northern Santa Fe Corp.	4.90%	4/1/2044	1,000,000	1,212,162	0.5%
Nordstrom Inc.	6.25%	1/15/2018	1,100,000	1,167,023	0.5%
Cardinal Health Inc.	1.90%	6/15/2017	1,100,000	1,105,487	0.5%
Cardinal Health Inc.	4.50%	11/15/2044	750,000	824,980	0.4%

Total investment in corporate bonds				114,587,672	51.5%

Federal Agency Mortgage-Backed Securities

Fannie Mae Pool AS7492	4.00%	7/1/2046	1,986,045	2,146,720	1.0%
Fannie Mae Pool BC5482	3.50%	3/1/2046	1,948,717	2,056,100	0.8%
Fannie Mae Pool BC9468	3.00%	6/1/2046	1,970,399	2,049,751	0.8%
Freddie Mac Pool Q29916	4.00%	11/1/2044	1,709,450	1,834,036	0.8%
Freddie Mac Pool A93451	4.50%	8/1/2040	1,453,161	1,597,394	0.7%
Fannie Mae Pool AL4577	4.50%	1/1/2034	1,421,964	1,560,027	0.7%
Freddie Mac Pool Q36308	4.00%	9/1/2045	1,402,502	1,519,092	0.7%
Freddie Mac Pool C91754	4.50%	2/1/2034	1,317,468	1,452,055	0.7%
Freddie Mac Pool A90225	4.00%	12/1/2039	1,253,173	1,349,473	0.6%
Fannie Mae Pool AS2502	4.00%	5/1/2044	1,236,110	1,348,491	0.6%
Fannie Mae Pool AQ2925	3.50%	1/1/2043	1,250,502	1,326,699	0.6%
Fannie Mae Pool AH6275	4.50%	4/1/2041	1,190,841	1,305,976	0.6%
Freddie Mac Pool V82155	4.00%	12/1/2045	1,179,172	1,275,228	0.6%
Ginnie Mae I Pool 778793	3.50%	1/15/2042	1,186,372	1,266,457	0.6%
Fannie Mae Pool AL0393	4.50%	6/1/2041	1,130,655	1,244,678	0.6%
Fannie Mae Pool AS4455	3.50%	2/1/2045	1,142,596	1,205,335	0.5%

PARNASSUS FUNDS	Quarterly Report • Q3 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2016 (unaudited) (continued)

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal ($)	Market Value ($)	Percent of Net Assets

Fannie Mae Pool AH7196	4.50%	3/1/2041	1,068,411	1,172,250	0.5%
Fannie Mae Pool 926115	4.50%	4/1/2039	1,061,469	1,164,232	0.5%
Fannie Mae Pool AV0971	3.50%	8/1/2026	1,047,373	1,104,958	0.5%
Fannie Mae Pool 890430	3.50%	7/1/2027	1,030,383	1,093,685	0.5%
Freddie Mac Pool G18521	3.50%	8/1/2029	1,025,433	1,084,041	0.5%
Fannie Mae Pool AI8483	4.50%	7/1/2041	943,467	1,037,689	0.5%
Fannie Mae Pool AL5708	4.00%	3/1/2034	934,339	1,030,472	0.5%
Fannie Mae Pool AO9140	3.50%	7/1/2042	946,396	1,001,902	0.5%
Freddie Mac Pool V60523	3.00%	4/1/2029	908,155	960,653	0.4%
Fannie Mae Pool AD4296	5.00%	4/1/2040	845,497	940,080	0.4%
Fannie Mae Pool MA1889	3.50%	5/1/2034	870,151	925,377	0.4%
Fannie Mae Pool AS2800	3.00%	7/1/2029	870,363	914,142	0.4%
Fannie Mae Pool AS1587	4.50%	1/1/2044	790,611	866,045	0.4%
Freddie Mac Pool C91764	3.50%	5/1/2034	791,860	842,514	0.4%
Freddie Mac Pool C91762	4.50%	4/1/2034	750,776	827,602	0.4%
Fannie Mae Pool AK3103	4.00%	2/1/2042	759,621	823,398	0.4%
Fannie Mae Pool AS0576	5.00%	9/1/2043	709,743	787,628	0.4%
Fannie Mae Pool AL0215	4.50%	4/1/2041	697,485	767,029	0.3%
Fannie Mae Pool 931065	4.50%	5/1/2039	660,387	727,847	0.3%
Fannie Mae Pool AS1130	4.50%	11/1/2043	631,863	692,151	0.3%
Freddie Mac Pool G05514	5.00%	6/1/2039	605,895	681,794	0.3%
Fannie Mae Pool AJ4994	4.50%	11/1/2041	558,784	613,635	0.3%

Total investment in federal agency mortgage-backed securities				44,596,636	20.0%

Supranational Bonds

European Bank for Reconstruction & Development	1.63%	4/10/2018	4,000,000	4,033,664	1.8%

Total investment in supranational bonds				4,033,664	1.8%

U.S. Government Treasury Bonds

U.S. Treasury	2.75%	11/15/2023	4,000,000	4,358,592	2.0%
U.S. Treasury	2.25%	11/15/2024	4,000,000	4,223,280	1.9%
U.S. Treasury	0.88%	11/15/2017	4,000,000	4,007,656	1.8%
U.S. Treasury	1.75%	1/31/2023	3,000,000	3,070,899	1.4%
U.S. Treasury	0.63%	6/30/2017	3,000,000	3,000,234	1.3%
U.S. Treasury	2.75%	2/15/2024	2,000,000	2,182,344	1.0%
U.S. Treasury	2.50%	5/15/2024	2,000,000	2,149,062	1.0%
U.S. Treasury	2.13%	5/15/2025	2,000,000	2,090,938	0.9%
U.S. Treasury	2.00%	8/15/2025	2,000,000	2,069,688	0.9%
U.S. Treasury	1.75%	5/15/2023	2,000,000	2,044,922	0.9%

Quarterly Report • Q3 2016	PARNASSUS FUNDS

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal ($)	Market Value ($)	Percent of Net Assets

U.S. Treasury	0.88%	2/28/2017	2,000,000	2,004,202	0.9%
U.S. Treasury	0.88%	11/30/2017	2,000,000	2,003,906	0.9%
U.S. Treasury	1.63%	5/15/2026	2,000,000	2,002,656	0.9%
U.S. Treasury (TIPS)	1.80%	1/15/2028	1,148,750	1,344,592	0.6%
U.S. Treasury (TIPS)	0.63%	7/15/2021	1,067,780	1,121,228	0.5%
U.S. Treasury (TIPS)	0.13%	1/15/2022	1,063,290	1,085,230	0.5%
U.S. Treasury (TIPS)	0.38%	7/15/2025	1,014,830	1,048,056	0.5%
U.S. Treasury	2.00%	2/15/2025	1,000,000	1,035,547	0.5%

Total investment in U.S. government treasury bonds				40,843,032	18.4%
Total long-term investments				211,300,386	95.0%
Total short-term securities				12,478,358	5.6%

Other assets and liabilities				(1,251,777)	(0.6%)

Total net assets				222,526,967	100.0%

Net asset value as of September 30, 2016
Investor shares				$17.02
Institutional shares				$17.01

PARNASSUS FUNDS	Quarterly Report • Q3 2016

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of Parnassus Trust and Parnassus Income Trust (collectively the “Trusts”) was held on March 22, 2016 to consider and act upon the election of the Jeanie S. Joe, Donald J. Boteler, Alecia A. DeCoudreaux and Jerome L. Dodson as Trustees of the Trusts. At the Meeting, each of these individuals was elected as a Trustee. In electing the Trustees, the Trusts’ shareholders voted as follows (there were no abstentions or broker non-votes):

Parnassus Trust

Election of Trustees	For	Withheld
Jeanie S. Joe	71,887,997	1,987,421

Donald J. Boteler	71,335,959	2,539,460

Alecia A. DeCoudreaux	71,877,490	1,987,929

Jerome L. Dodson	65,870,432	8,004,987
Parnassus Income Trust

Election of Trustees	For	Withheld
Jeanie S. Joe	275,564,023	10,686,880

Donald J. Boteler	275,068,392	11,182,512

Alecia A. DeCoudreaux	275,710,034	10,540,869

Jerome L. Dodson	235,520,576	50,730,327

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